Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Arra Finance, LLC

6333 N. State Hwy 161, Suite 100

Irving, TX 75038

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Arra Finance, LLC (the “Company,” as the engaging party), referred to herein as the “Specified Party”, solely to assist you in connection with the accuracy of certain attributes for a sample of collateral assets to be included in the issuance of asset-backed notes by Arra Finance Automobile Trust 2026-1 (the “Transaction”) and the accuracy of certain historical performance data related to the assets in the Transaction. The Company (the “Responsible Party”) is responsible for the Transaction, the accuracy of the attributes of the collateral assets to be included in the Transaction and the accuracy of certain historical performance data related to the assets in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Party has agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Party has agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Party agreed on a sample size of 120 consumer auto loan receivables (the “Sample Loans”), which the Specified Party instructed us to select randomly from the Data Tape (as defined below) which the Company represents contains the pool of auto loan receivables to be sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Party. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The existence of the assets or collateral securing such assets;

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017
www.pwc.com/us	(646) 471 3000

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•	The rights of any party including, the Specified Party, the Responsible Party, or the Transaction have to the assets or collateral securing such assets or any obligations on those assets or collateral securing such assets;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

•	The adequacy of the sample size, as provided by the Specified Party, nor do we draw any conclusions about the entire pool of auto loan receivables based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Party would undertake in consideration of the Transaction. The procedures performed and results thereof are described below. In performing this engagement, we received one or more preliminary Transaction documents and performed certain procedures as set forth below. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary Transaction documents and/or provided updated documentation based on such communicated differences, where they determined it to be appropriate. We performed these procedures on the final Transaction documents, and the results of those procedures are described below.

The following definitions were adopted in presenting our procedures and findings:

•	The phrase “recalculated” refers to a recalculation of one or more data elements using a prescribed methodology as indicated, or as described below.

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to March 4, 2026.

•	The phrase “Remaining Term Methodology” refers to the following methodology provided by the Company for calculating the remaining term for the Sample Loans:

Remaining Term = IF(DAY(“MATURITY DATE”)<DAY(Cut-Off Date), MAX(0, DATEDIF(Cut-off Date, Maturity Date,"m")-1), MAX(0, DATEDIF(Cut-Off Date, Maturity Date,"m")))

Maturity Date is calculated as the first payment date as shown on the Contract, plus Original Term to Maturity as specified on the Contract, minus 1.

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Data, Information, and Documents Provided

The Company provided the following data, information, and documents with respect to the Transaction:

1.	An Excel file (the “Data Tape”), which the Company represents contains a detailed listing of the 4,733 auto loan receivables to be included in the Transaction and as of the Cut-off Date.

2.	For each Sample Loan, electronic copies of, or access to, the following documents, as applicable (the “Loan Files”):

(a)	The retail installment sale contract (the “Contract”),

(b)	Certificate of title, application for title, title application affidavit, motor vehicle lien statement, or other evidence of ownership or security interest in the related vehicle (the “Title Document”);

(c)	The borrower credit application with FICO score (the “Credit Application”),

(d)	An internal Company credit document (the “Credit Decision Document”) for 103 Sample Loans;

(e)	APR cure letter or related modification agreement (the “Modification Document”) for 3 Sample Loans;

(f)	From the Company’s loan servicing system, screenshots containing origination date information (the “Origination Date Screen Shots”) for 17 Sample Loans; and

(g)	From the Company’s loan servicing system, custom score information (the “Custom Score Screen Shots”) for 17 Sample Loans.

3.	An Excel file which the Company represents contains the listing of the Company’s legal name and any acceptable abbreviations or variations thereof for titling purposes, as represented by the Company (the “Acceptable Secured Party Name File”).

4.	An Excel file containing historical performance information relating to the Company’s auto loan portfolio (the “Historical Performance File”).

The data, information and documents listed above are collectively referred to as the “Data, Information, and Documents”. The Company is responsible for the Data, Information and Documents.

I. Procedures Performed

We performed the following agreed-upon procedures on the Sample Loans. For purposes of the procedures below, in the event that a document is not clear, data is missing, or there is a question with regards to the Data, Information and Documents, relevant to the performance of these agreed-upon procedures, we contacted a Company designee as identified by the Company for clarification prior to reporting any exceptions.

A.	For each Sample Loan, we compared or recalculated and compared our result to, the following information from the respective field on the Data Tape to the corresponding information in the Source Documents listed, applying the respective “Threshold and/or Special Instructions” below and noting exceptions if differences are greater than the threshold.

We noted no exceptions in the performance of this procedure.

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#	Specified Attribute	Field on Data Tape	Source Documents	Threshold and/or Special Instructions
1	Obligor Name	Obligor Name	Contract

No exception was noted for differences that are due to abbreviation, truncation, or capitalization.

For Sample Loan #26, we compared the Co- obligor name on the Contract to the Obligor Name on the Data Tape.

2	First Payment Date	First Pay Date	Contract
3	Dealer State	Dealer State	Contract
4	Remaining Term	Remaining Term	Contract	Recalculated using the Remaining Term Methodology.
5	Application Number	Application Number	Credit Application	For “Defi contracts”, use the “Loan Number”. For “DL4 contracts”, use Application Number on Credit Decision Document.
6	Vehicle Identification Number	VIN	Contract
7	Origination Date	Origination Date	Credit Application	If it did not agree then use the Credit Decision Document. If the Credit Decision Document did not agree, then use the Origination Date Screen Shot.
8	Monthly Principal and Interest Payment	Monthly P&I payment	Contract	Threshold: $1.00
9	Original Amount Financed	Amount Financed	Contract

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10	Original Term to Maturity	Original Term	Contract
11	Annual Percentage Rate (APR)	Rate	Contract	If it did not agree, then use Modification Document.
12	Model Type (New/Used)	New/Used	Contract
13	Vehicle Model Year	Vehicle Year	Contract
14	Vehicle Make	Vehicle Make	Contract	No exception for differences that are due to abbreviation, truncation, capitalization or style/trim variations.
15	Vehicle Model	Vehicle Model	Contract	No exception for differences that are due to abbreviation, truncation, capitalization or style/trim variations.
16	Borrower State (Current)	State	Contract
17	Credit Score (Vantage)	Credit Score	Credit Application

Threshold: 1.00

If it did not agree, then:

If there is a single credit applicant and Credit Decision Document specifies the credit score and custom score, use the values as shown on the Credit Decision Document.

If it did not agree, then:

If the Credit Decision Document specifies a co-applicant:

18	Custom Score	Gen 4 Score	Credit Application

•  Use the “Combined” score of applicant and co-applicant for the Credit Score and Custom Score, from the Credit Decision Document.

•  If combined score is not given on the Credit Decision Document, then use the average of credit score between Applicant and Co-Applicant, rounded down, for Credit Score. Use the Custom Score Screen Shots for Custom Score.

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B.	For each Sample Loan, we observed the presence of a signed Credit Application, and compared the Obligor Name on the Credit Application to the Obligor Name on the Contract. We make no comment as to the authenticity of any signatures.

We noted no exceptions in the performance of this procedure.

C.	For each Sample Loan, we observed the presence of a signed Contract, and compared the Obligor Name on the Contract to the Obligor Name on the Title Document. We make no comment as to the authenticity of any signatures.

For Sample Loans #17 and #74, we noted that the name of the “Co-obligor” was listed on the Title Document. Using instruction from the Company for these two sample loans, we compared the Co-obligor name on the Contract to the Co-obligor name on the Title Document.

We noted no exceptions in the performance of this procedure.

D.	For each Sample Loan, we observed the presence of a Title Document and compared the name of the secured party on the Title Document to the Company’s name or an acceptable variation thereof as set forth in the Acceptable Secured Party Name File.

We noted no exceptions in the performance of this procedure.

E.	Using the “Data” tab in the Historical Performance File, we recalculated certain numbers, dollar amounts and percentages and compared these recalculated amounts to the loss data as shown in the Historical Performance File for each “Loss Data” tab.

We noted no exceptions in the performance of this procedure.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of the attributes of the collateral assets to be included in the Transaction and the accuracy of certain historical performance data related to the assets in the Transaction.

Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Party (including for purposes of substantiating the Specified Party’s “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Party.

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If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 6, 2026